SEC File #1-12668

                                                     Definitive Proxy Statement
H9511192

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  |X|

Filed by a party other than the Registrant  |_|

Check the appropriate box:

| |     Preliminary Proxy Statement

|X|     Definitive Proxy Statement

|_|     Definitive Additional Materials

|_|     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              HOLLY PRODUCTS, INC.
                (Name of Registrant as Specified in its Charter)

                              HOLLY PRODUCTS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

| |     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.     Title of each class of securities to which transaction applies:
        ---------------------------------------------------------------------

        2.     Aggregate number of securities to which transaction applies:
        ---------------------------------------------------------------------

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ---------------------------------------------------------------------

        4.     Proposed maximum aggregate value of transaction:
        ---------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1.     Amount Previously Paid:
        ---------------------------------------------------------------------

        2.     Form, Schedule or Registration Statement No.:
        ---------------------------------------------------------------------

        3.     Filing Party:
        ---------------------------------------------------------------------

        4.     Date Filed:
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

                              HOLLY PRODUCTS, INC.
                                200 Monument Road
                         Bala Cynwyd, Pennsylvania 19004

                     ----------------------------------------
                        NOTICE OF SOLICITATION OF WRITTEN
                             CONSENT OF SHAREHOLDERS
                     ----------------------------------------


                                                             May 13, 1996


        NOTICE IS HEREBY given that the written consent of the shareholders of Holly Products, Inc., a New Jersey corporation (the "Company"), is being solicited for the following purpose:

             To approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock of the Company from 20,000,000 shares to 50,000,000 shares.

        The item set forth below is more fully described in the Consent Solicitation Statement accompanying this Notice.

        Only shareholders of record at the close of business on April 30, 1996 are entitled to consent to the foregoing matter by executing and returning the enclosed consent form.


                                                   By order of the Board of
Directors.


                                                   Larry S. Berman
                                                   Secretary
Bala Cynwyd, Pennsylvania
May 13, 1996
===============================================================================

YOUR WRITTEN CONSENT IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO ENSURE THAT YOUR CONSENT WILL BE COUNTED, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT FORM AND RETURN IT, USING THE ENCLOSED ENVELOPE, AS SOON AS POSSIBLE.

                              HOLLY PRODUCTS, INC.
                                200 Monument Road
                         Bala Cynwyd, Pennsylvania 19004


                     ---------------------------------------
                         CONSENT SOLICITATION STATEMENT
                     ---------------------------------------

        This Consent Solicitation Statement ("Statement") dated May 13, 1996 is furnished in connection with the solicitation by the board of directors of Holly Products, Inc. (the "Company") of written consents to take the actions contemplated hereby in lieu of a special meeting of shareholders of the Company. This Statement, the Company's Annual Report on Form 10-KSB, the Company's Quarterly Report on Form 10-QSB for the period ended December 31, 1995 and accompanying form of written consent will be mailed to shareholders of record on or about May 13, 1996.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The Company's Certificate of Incorporation currently authorizes 22,000,000 shares of capital stock comprised of 20,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock.

        On March 22, 1996, the Board of Directors approved, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Commons Stock from 20,000,000 to 50,000,000.

        The Company is presently pursuing additional potential sources of equity capital and, although no arrangements have been made to secure such capital, the Board of Directors believes that it is in the best interests of the Company and its shareholders that additional shares of Common Stock should be available to allow for capital formation, particularly in view of the Company's requirements for additional working capital in connection with the development of the Country World Casino and growth of Navtech Industries, Inc. The Board also believes that the availability for issuance of a sufficient number of shares of its capital stock, including Common Stock, will provide the Company with greater flexibility to take advantage of favorable business opportunities and meet business needs as they arise, including the acquisition of other businesses in the future. There are no present plans or arrangement to effect any such acquisition. The issuance of additional shares of capital stock for capital formation purposes or otherwise will result in the dilution of the ownership interests of the current shareholders of the Company.

        The description of the Proposal is qualified in its entirety by reference to the full text of proposed Article IV of the Company's proposed Certificate of Amendment to the Certificate of Incorporation set forth in Appendix I annexed hereto.

Solicitation

        The Company will bear the entire cost of solicitation of consents, including preparation, assembly, printing and mailing of this Consent Solicitation Statement, the consent form and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Record Date and Outstanding Shares

        Only shareholders of record at the close of business on the Record Date are entitled to approve the matters described herein. On the Record Date, the Company had outstanding and entitled to vote 11,625,677 shares of Common Stock.

Consent Required

        The New Jersey law requires that the amendment to the Company's Articles of Incorporation be approved by a majority of the outstanding shares of Common Stock.

        The Company may take the actions described in the proposal contained herein as soon as it has received consents from shareholders holding a sufficient number of shares of Common Stock to approve such proposals. THE COMPANY WISHES TO TAKE THESE ACTIONS ON OR ABOUT JUNE 15, 1996. THEREFORE, SHAREHOLDERS WHO WISH TO APPROVE SUCH PROPOSALS ARE URGED TO EXECUTE AND RETURN THE ENCLOSED CONSENT FORM TO THE COMPANY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, BUT IN NO EVENT LATER THAN JUNE 15, 1996.

Revocability of Consents

        Any person giving a consent to the proposal pursuant to this solicitation has the power to revoke it by a writing received by the Company prior to the time that consents representing the number of shares required to authorize such proposal have been filed with the Company's transfer agent, Stock Trans, Inc., Attn: Jonathan Miller, 7 East Lancaster Avenue, Ardmore, PA 19003. Consents may not be revoked thereafter. Any such revocation will become effective upon its receipt by the Company's transfer agent.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

        The following table sets forth as of April 30, 1996, the beneficial ownership of the outstanding shares of the Common Stock of the Company be each person known to the Company to be beneficial owners of more than 5% of the outstanding shares of the Common Stock as well as beneficial ownership of the outstanding shares of the Common Stock of the Company by each of its directors and its directors and officers as a group.

                                   Number of Shares
Named and Address of                of Common Stock              Percentage of
Beneficial Owner(2)                Beneficially Owned              Class (1)
- --------------------               ------------------           --------------

Larry Berman   (3)(4)                      2,234,363                 19.2%
200 Monument Road
Bala Cynwyd, PA  19004

Cary Berman    (4)                          200,000
1.7%
200 Monument Road
Bala Cynwyd, PA  19004

William Patrowicz                             -0-                     -0-
200 Monument Road
Bala Cynwyd, PA  19004

Harold Goldstein                              -0-                     -0-
200 Monument Road
Bala Cynwyd, PA  19004

All Officers and Directors                 2,234,363                  19.2%
as a group (4 persons)

- ------------------------

(1)  There were 11,625,677 shares of Common Stock outstanding as of April 30,
     1996.
(2) Except as indicated below, all of such persons and entities have sole investment and voting power over the shares listed as being owned by them.
(3)  Norlar, Inc. is the record holder of 1,900,000 such shares.
     Includes 200,000 shares held by Mr. Cary Brett Berman for which Larry
(4)  Berman has full voting and dispositive powers.

      REPORTS UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on a review of Forms 3, 4 and 5 and written representations filed with the Company, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with, except that the following named directors, officers or beneficial owners of more than 10% of the Common Stock of the Company made the following number of late filings of reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1995: None

                        PROXY SOLICITATION AND REVOCATION

        The enclosed form of written consent is solicited on behalf of the Board of Directors and is revocable at any time prior to the filing of the amendment to the Certificate of Incorporation to be authorized thereby. The cost of soliciting consents will be borne by the Company

                         FINANCIAL AND OTHER INFORMATION

        The following information is incorporated herein by reference to the Company's annual report on Form 10-KSB for its fiscal year ended March 31, 1995, a copy of which is included herewith:

Audited Financial Statement of the Company

Management's Discussion and Analysis of Financial Condition and Results of Operations.

        The following information is incorporated herein by reference to the Company's quarterly report on Form 10-QSB for the period ended December 31, 1995 a copy of which is included herewith:

Financial Statements of the Company

Management's Discussion and Analysis of Financial Condition and Results of Operations

        The Company has not had, during the Company's two most recent fiscal years, any disagreements with Mortenson and Associates, the Company's independent accountants, with respect to accounting matters.


                                       By order of the Board of Directors.


                                       Larry S. Berman
                                       Chairman, CEO and Secretary

                                                                      Appendix I

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                      OF

                              HOLLY PRODUCTS, INC.


To:     The Secretary of State
        State of New Jersey


                Pursuant to the provisions of Section 14A:7-2(2) of the New Jersey Business Corporation Act, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:


        1. The name of the corporation is Holly Products, Inc. (the "Corporation").

        2. The following is a copy of resolutions adopted by the Board of Directors of the Corporation on March 22, 1996, pursuant to authority conferred upon the said Board of Directors of the Corporation by the Certificate of
Incorporation:

                RESOLVED, that the first sentence of the first paragraph of Article FOURTH of the Certificate of Incorporation be deleted and the following substituted in lieu thereof:

        "This Corporation is authorized to issue Fifty Million (50,000,000) shares of Common Stock, without par value."


Dated this ______ day of June, 1996



                                        Holly Products, Inc.


                                        By:
                                           --------------------------------
                                            William H. Patrowicz, President

                           HOLLY PRODUCTS, INC.

                CONSENT SOLICITED BY THE BOARD OF DIRECTORS


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE
FOLLOWING PROPOSAL:

	To approve an amendment to the Company's Article of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

		/ /  FOR		/ / AGAINST


Dated: ________________, 199__		______________________________________

                              		______________________________________
                                                      Signature(s)

					PLEASE SIGN EXACTLY AS YOUR NAME
					APPEARS HEREON.  IF THE STOCK IS
					REGISTERED IN THE NAMES OF TWO OR
					MORE PERSONS, EACH SHOULD SIGN.
					EXECUTORS, ADMINISTRATORS, TRUSTEES,
					GUARDIANS AND ATTORNEYS-IN-FACT SHOULD
					ADD THEIR TITLES.  IF SIGNER IS A
					CORPORATION, PLEASE GIVE FULL
					CORPORATE NAME AND HAVE A DULY
					AUTHORIZED OFFICER SIGN, STATING TITLE.
					IF SIGNER IS A PARTNERSHIP, PLEASE
					SIGN IN PARTNERSHIP NAME BY AUTHORIZED
					PERSON.

PLEASE VOTE, DATE AND RETURN THIS CONSENT IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES, AS SOON AS POSSIBLE, BUT IN NO EVENT LATER THAN JUNE 15, 1996.